SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        25-Mar-04

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JANUARY 1 , 2004, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2004-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2004-CB1
(Exact name of registrant as specified in its charter)

North Carolina    333-108551-03            75-2533468
(State or Other   (Commission              (I.R.S. Employer
Jurisdiction of   File Number)             Identification
Incorporation)                             Number)

100 North Tryon St.
Charlotte, NC                  28255
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On       25-Mar-04a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         25-Mar-04The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated          25-Mar-04

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2004-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                3/25/2004

                    Beginning                                         Ending
                   Certificate                                     Certificate
 Class    Cusip    Balance(1)   Principal    Interest    Losses      Balance
AF-1    04542BFH0     102781983      907382      344320     0          101874601
AV-1    04542BFJ6      79581487     1056691       89750     0           78524796
AV-2    04542BFK3     131353279     2102511      134382     0          129250768
AV-3    04542BFL1      26991000           0       33049     0           26991000
M-1     04542BFM9      24394000           0       33210     0           24394000
M-2     04542BFN7      21212000           0       38789     0           21212000
M-3     04542BFP2       6364000           0       12765     0            6364000
B-1     04542BFQ0       5303000           0       11918     0            5303000
B-2     04542BFR8       5303000           0       12346     0            5303000
B-3     04542BFS6       5303000           0       17258     0            5303000
B-4     04542BGD8       8485000           0       34791     0            8485000
N*          NA         19103931     1720415       86445    N/A          17383515
X*          NA          4239324           0           0    N/A           4239324
Total                 417071748     5786998      849023          0     413005165

* Notional

              AMOUNTS PER $1,000 UNIT
                                              Ending                 Current
                                           Certificate             Pass-Through
 Class  Principal   Interest      Total      Balance     Losses   Interest Rate
AF-1    8.68673642 3.29631271  11.98304913 975.28721127 0.00000000      4.02000%
AV-1    13.2086335 1.12187788  14.33051138 981.55994850 0.00000000      1.40000%
AV-2    15.9056983 1.01661068  16.92230902 977.79468264 0.00000000      1.27000%
AV-3    0.00000000 1.22444444   1.22444444 1000.0000000 0.00000000      1.52000%
M-1     0.00000000 1.36138887   1.36138887 1000.0000000 0.00000000      1.69000%
M-2     0.00000000 1.82861116   1.82861116 1000.0000000 0.00000000      2.27000%
M-3     0.00000000 2.00583281   2.00583281 1000.0000000 0.00000000      2.49000%
B-1     0.00000000 2.24749953   2.24749953 1000.0000000 0.00000000      2.79000%
B-2     0.00000000 2.32805582   2.32805582 1000.0000000 0.00000000      2.89000%
B-3     0.00000000 3.25444465   3.25444465 1000.0000000 0.00000000      4.04000%
B-4     0.00000000 4.10027814   4.10027814 1000.0000000 0.00000000      5.09000%
N*      83.1118555 4.17610097  87.28795652 839.78334638 0.00000000      5.43000%
X*      0.00000000 0.00000000   0.00000000   0.00000000 0.00000000NA


Distribution Date:    25-Mar-04

        Distribution Statement
        Pooling and Servicing Agreement Dated January 1, 2004

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distribution    4239324
      Overcollateralization Release Amount                       0
      Overcollateralization Deficiency (after distribut          0
      Overcollateralization Target Amount                  4239324
      Overcollateralization Amount (after distributions    4239324

    Amount of Excess Interest                              1751734
    Amount of Excess Cashflow                              1751734



iv) Servicing Fees               Group 1     Group 2      Total
Servicing Fees                        52983      122584     175567

v) Advances                                               85986

vi) Ending Pool Balance        126305492    290938998    417244489

vii)    Loan Count                     1227        2102       3329
Wt'd avg Rem Term                       309         341        331
Wt'd avg Mortage Rate              7.82069%    7.60104%   7.66736%

viii)  Delinquency And Foreclosure Information:

Group 1           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               1179        122049840     0                0
30 days delinquent     33           3622295     0                0
60 days delinquent     15            816425     1            21694
90+ days delinquen      0                 0     0                0


                   Foreclosure
                     Number      Balance
Current                 0                 0
30 days delinquent      0                 0
60 days delinquent      0                 0
90+ days delinquen      0                 0


Group 2           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               2042        284662054     0                0
30 days delinquent     40           4395289     1            81639
60 days delinquent     20           2174274     0                0
90 days delinquent      0                 0     0                0
120+ days delinque      0                 0     0                0

                                         Foreclosure
                     Number      Balance
Current                 0                 0
30 days delinquent      0                 0
60 days delinquent      0                 0
90 days delinquent      0                 0
120+ days delinque      0                 0

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number       Unpaid Prin.   Sched Bal             Book Value
       0                      0           0                      0


                       Group 1     Group 2       Total
xi)     Prepayment       757072     2897910     3654983

xii) Current Period Prepayment Penalties          55127
Aggregate Prepayment Penalties                    73610
Prepayment Penalties allocable to Classes N       73610
Prepayment Penalties allocable to Classes X           0
                                               Group 1    Group 2         Total
xiii)   Aggregate Realized Losses incurred            0          0             0
        Cumulative Realized Losses                    0          0             0

xiv)    Realized Loss Allocations         See Page 1
                               Class           Loss
                               AF-1                   0
                               AV-1                   0
                               AV-2                   0
                               AV-3                   0
                               M-1                    0
                               M-2                    0
                               M-3                    0
                               B-1                    0
                               B-2                    0
                               B-3                    0
                               B-4                    0
                               N*                     0



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                                      0          0             0

xix)    Trustee Fees                                636       1470          2107

xx)     LIBOR Carryover Amt
        Current DiAmounts Remaining
AV-1             0            0
AV-2             0            0
AV-3             0            0
M-1              0            0
M-2              0            0
M-3              0            0
B-1              0            0
B-2              0            0
B-3              0            0
B-4              0            0


xix) Overcollateralization Deficiency (after distribution)                  0.00

xx) Has Trigger Event has occurred?        NO
Cummulative Realized Losses Percentage     0.00000%

xxi)    Available Funds                    Group 1     Group 2        Total
Scheduled Interest Net of Servicing Fees   775727        1740691         2516418
Scheduled Principal                        150309        261291           411600
Unscheduled Principal                      757072        2897910         3654983
Available Funds                            1683108       4899892         6583001

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number       Unpd Prin Bal    Sched P    Liq Proc       Loss
       0                      0           0           0          0
       0                      0           0           0          0
       0                      0           0           0          0




xxvi)   Mortgage Loans Purchased by Servicer                     0

xxvii)  Mortgage Loans Re-Purchased by Servicer                  0



                  ASSET BACKED FUNDING CORPORATION
                  C-Bass Mortgage Loan Asset-Backed Certificates Series 2004-CB1

                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President
                               U.S. Bank National Association as Trustee

Dated:   3/25/2004